FORM OF UNDERWRITING AGREEMENT












                                 [$150,000,000]
         [Interest Rate] PASS THROUGH TRUST CERTIFICATES, SERIES 1998-A


                      FORT JAMES OPERATING COMPANY, ISSUER
                        FORT JAMES CORPORATION, GUARANTOR


                             UNDERWRITING AGREEMENT


Dated: ______________, 1998





















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                                                                          [Date]


To the Underwriters
Named in Schedule I Hereto

Dear Sirs:

                  Fort James Operating Company (formerly James River Paper Company), a Virginia corporation (the "Company"), in connection with the sale and leaseback of the Company's interest in certain [assets] (the "Assets"), proposes that [Wilmington Trust Company], as trustee (the "Pass Through Trustee") under the Pass Through Trust Agreement dated as of [
         ] (the "Pass Through Trust Agreement"), between the Pass Through Trustee, the Company and Fort James Corporation, a Virginia corporation, as guarantor ("Fort James"), issue and sell its pass through trust certificates (the "Certificates") in the aggregate principal amount and with the interest rate and final distribution date set forth on Schedule I hereto to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representatives"), are acting as representatives. If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

                  Fort James and the Company have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-63905), relating to certain pass through trust certificates, including the Certificates, and the offering thereof from time to time in accordance with Rule 415 of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively the "Securities Act"). The registration statement as amended at the date hereof, including the exhibits thereto and the documents incorporated by reference therein, is herein referred to as the "Registration Statement". The Registration Statement includes a basic prospectus referred to below which, as supplemented from time to time, will be used in connection with all offerings of such pass through certificates. A prospectus supplement or supplements reflecting the terms of the Certificates, the terms of the offering thereof and other matters relating to the Certificates has been prepared and has been or will be filed (or mailed for filing) together with the basic prospectus referred to below pursuant to Rule 424 under the Securities Act (such prospectus supplement, in the form first filed on or after the date hereof pursuant to Rule 424, is herein referred to as the "Prospectus Supplement" and any such prospectus supplement in the form or forms filed prior to the Prospectus Supplement is herein referred to as a "Preliminary Prospectus Supplement"). The basic prospectus included in the Registration Statement and relating to all offerings of pass through certificates under the Registration Statement, as supplemented by the Prospectus Supplement, is herein called the "Prospectus", except that, if such basic prospectus is amended on or prior to the date on which the Prospectus Supplement is first filed (or mailed for filing) pursuant to Rule 424, the term "Prospectus" shall refer to such basic prospectus as so amended and as supplemented by the Prospectus Supplement, in either case including the documents filed by Fort James with the


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Commission pursuant to the Securities Exchange Act of 1934, as amended,  and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act"), that are incorporated by reference therein. Any reference herein to the terms "amendment" or "supplement" with respect to the Registration Statement, to the Prospectus, any Preliminary Prospectus Supplement or to any preliminary prospectus shall be deemed to refer to and include any documents filed with the Commission under the Exchange Act after the date hereof, the date the Prospectus is filed (or mailed for filing) with the Commission, or the date of such Preliminary Prospectus Supplement or preliminary prospectus, as the case may be, and incorporated therein by reference pursuant to Item 12 of Form S-3 under the Securities Act.

         1. Definitions. As used in this Agreement, capitalized terms not otherwise defined shall have the meanings specified in the Pass Through Trust Agreement. The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that Registration Statement No. 333-63905, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement referred to below became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in the immediately preceding paragraph above contained in Registration Statement No. 333-63905 at its Effective Date. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Certificates and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Certificates that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415", "Rule 424", "Rule 430A" and "Regulation S-K" refer to such rules or regulations of the Commission under the Securities Act. "Rule 430A Information" means information with respect to the Certificates and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before any Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act on or before any Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein


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by reference.  Any  Registration  Statement filed pursuant to Rule 462(b) of the
Securities  Act  is  herein  referred  to  as  the  "Rule  462(b)   Registration
Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. For purposes of this Agreement, all references to the Registration Statement, any Preliminary Final Prospectus, the Final Prospectus or any amendment or supplement to the foregoing shall be deemed to include the copy filed with the Commission pursuant to EDGAR. A "Non-Delayed Offering" shall mean an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the securities so offered is required under the Securities Act to be included in such registration statement at the effective date thereof. A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the
effective  date  of  a  registration  statement,   with  the  result  that  only
information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. Whether the offering of the Certificates is a Non-Delayed Offering or a Delayed Offering shall be set forth in Schedule I hereto.

         2. Representations and Warranties. Fort James and the Company jointly and severally represent and warrant to, and agree with, each Underwriter as set forth below in this Section 2.

                  (a) If the offering of the Certificates is a Delayed Offering (as specified in Schedule I hereto), paragraph (i) below is applicable and, if the offering of the Certificates is a Non-Delayed Offering (as so specified), paragraph (ii) below is applicable.

                           (i) Fort James and the Company meet the  requirements
                  for the use of Form S-3 under the Securities Act, and have filed with the Securities and Exchange Commission (the "Commission") a registration statement (file number 333-63905) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Certificates. Fort James and the Company may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. The registration statement, as so amended, and any Rule 462(b) Registration Statement has become effective and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of Fort James or the Company, are contemplated by the Commission. The offering of the Certificates is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Certificates and the offering thereof required by the Securities Act to be included in the Final Prospectus, the Basic Prospectus includes all such material information required by the Securities Act to be included therein as of the Effective Date; provided, however, that neither Fort James nor the Company makes any


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                  representations  or  warranties  as to (i)  that  part  of the
                  Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to Fort James or the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the
                  preparation  of  the  Registration   Statement  or  the  Final
                  Prospectus (or any supplement thereto). Fort James and the Company will next file with the Commission pursuant to Rules 415 and 424(b)(2) or (5) a final supplement to the form of prospectus included in Registration Statement No. 333-63905 relating to the Certificates and the offering thereof. As filed, such final prospectus supplement shall include all required material information with respect to the Certificates and the offering thereof.

                           (ii) Fort James and the Company meet the requirements
                  for the use of Form S-3 under the Securities Act and have filed with the Commission a registration statement (file number 333-63905) on such Form, including a basic prospectus, for registration under the Securities Act of the offering and sale of the Certificates. Fort James and the Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. Fort James and the Company will next file with the Commission either (x) a final prospectus supplement relating to the Certificates in accordance with Rules 430A and 424(b)(2) or (5), or (y) prior to the effectiveness of the registration statement, an amendment to such registration statement, including the form of final prospectus supplement. In the case of clause (x), Fort James and the Company have included in such registration statement, as amended at the Effective Date, all material information (other than Rule 430A Information) required by the Securities Act to be included in the Final Prospectus with respect to the Certificates and the offering thereof; provided, however, that neither Fort James nor the Company makes any representations or warranties as to
                  (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or
                  (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to Fort James or the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation of the Registration Statement or the Final Prospectus (or any supplement thereto). As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required material information, with respect to the Certificates and the offering thereof.


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                  (b) On the Effective Date, the  Registration  Statement did or
         will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Securities Act, the Exchange Act, and the Trust Indenture Act; on the Effective Date and on the Closing Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Pass Through Trust Agreement did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules of the Commission thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither Fort James nor the Company makes any representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to Fort James or the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation of the Registration Statement or the Final Prospectus (or any supplement thereto). Each Preliminary Final Prospectus and the Final Prospectus delivered to the Underwriters
         for  use  in  connection   with  the  offering  was  identical  to  the
         electronically transmitted copies thereof filed with the Commission pursuant to the Commission's Electronic Data Gathering, Analysis and Retrieval System ("EDGAR") except to the extent permitted by Regulation S-T.

                  (c) The Company, Fort James Fiber Company ("FJFC") and Fort James N.V. (each a "Significant Subsidiary," and collectively the "Significant Subsidiaries") and Fort James Maine, Inc., are the only directly-owned "significant subsidiaries" of Fort James (as such term is defined in Regulation S-X).

                  (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of Fort James and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), and (ii) there have been no transactions entered into by Fort James or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to Fort James and its subsidiaries considered as one enterprise.


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                  (e) This  Agreement  has been duly  authorized,  executed  and delivered by Fort James and the Company and constitutes a valid and binding obligation of Fort James and the Company. The Pass Through Trust Agreement has been duly qualified under the Trust Indenture Act and the Pass Through Trust Agreement, the Parent Guaranty (as defined in the Basic Prospectus) and each other Operative Document to which Fort James and/or the Company is, or is to be a party, have each been duly authorized by Fort James and/or the Company, as the case may be, and, when duly executed and delivered by Fort James and/or the Company, as the case may be, constitute valid and binding agreements of Fort James and/or the Company, enforceable against Fort James and/or the Company in accordance with their terms, subject to (i) bankruptcy,
         insolvency  (including,   without  limitation,  all  laws  relating  to
         fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally, (ii) general principles of equity (whether considered in a proceeding in equity or at law), and (iii) public policy considerations, which may limit the enforceability of certain indemnities and other provisions (clauses
         (i), (ii) and (iii) being referred to collectively hereinafter as the "Enforceability Exceptions"). The enforceability of the Leases may be limited by applicable law which may affect the remedies provided therein, which laws, however, do not make such remedies inadequate for the practical realization of the rights and benefits intended to be provided thereby.

                  (f) The Pass Through Trust Agreement has been duly authorized, and, at the Closing Date, will have been duly executed by the Pass Through Trustee and, when delivered will constitute the valid and binding agreement of the Pass Through Trustee in accordance with its terms, except as such enforceability may be limited by the Enforceability Exceptions.

                  (g) The Certificates have been duly authorized and, at the Closing Date, will have been duly executed by the Pass Through Trustee and, when authenticated, issued and delivered in the manner provided for in the Pass Through Trust Agreement and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Pass Through Trustee, enforceable against the Pass Through Trustee in accordance with their terms, subject to the Enforceability Exceptions, and will be in the form contemplated by, and entitled to the benefits of, the Pass Through Trust Agreement. The Certificates and the Pass Through Trust Agreement will conform in all material respects to the respective statements relating thereto contained in the Basic Prospectus and the Final Prospectus and will be in substantially the respective forms filed or incorporated by reference, as the case may be, as exhibits to the Registration Statement.

                  (h) The execution, delivery and performance of this Agreement, the Pass Through Trust Agreement, the Parent Guaranty and each other Operative Document to which Fort James and/or the Company is, or is to be a party, by Fort James and/or the Company and the consummation of the transactions contemplated herein and in the


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         Registration   Statement  (including  the  issuance  and  sale  of  the
         Certificates and the use of the proceeds from the sale of the Certificates as described in the Prospectus under the caption "Use of Proceeds") and compliance by Fort James and the Company with their obligations hereunder and under the Pass Through Trust Agreement, the Parent Guaranty, and each other Operative Document to which Fort James and/or the Company is, or is to be a party, and the Certificates have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Fort James or the Significant Subsidiaries pursuant to, any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which Fort James or any of the Significant Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of Fort James or any Significant Subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of Fort James or any Significant Subsidiary, or any applicable law, statute, rule,
         regulation,   judgment,  order,  writ  or  decree  of  any  government,
         government instrumentality or court, domestic or foreign, known to Fort James or the Company having jurisdiction over Fort James or any Significant Subsidiary or any of their respective assets, properties or operations which would result in a Material Adverse Effect. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by Fort James or any subsidiary.

                  (i) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by Fort James or the Company of their obligation hereunder, in connection with the offering, issuance or sale of the Certificates hereunder or the consummation of the transactions contemplated by this Agreement or for the due execution, delivery or performance of the Pass Through Trust Agreement, the Parent Guaranty, and each other Operative Document to which Fort James and/or the Company is, or is to be a party, by Fort James and/or the Company, as the case may be, except such as have been already obtained, and except for such that would not reasonably be expected to have a Material Adverse Effect or as may be required under the Securities Act or state securities laws and except for the qualification of the Pass Through Trust Agreement under the Trust Indenture Act.

                  (j) Except as disclosed in the Registration Statement (including the documents incorporated therein by reference), or as would not, individually or in the aggregate, have a Material Adverse
         Effect:


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                           (i) Fort James and the Significant  Subsidiaries  (A)
                  are in  compliance  with  all,  and  are  not  subject  to any
                  asserted   liability  or,  to  Fort  James  or  the  Company's
                  knowledge, any liability, in each case with respect to any, applicable Environmental Laws (as defined below), (B) hold or have applied for all Environmental Permits (as defined below) and (C) are in compliance with their respective Environmental Permits;

                           (ii) neither Fort James nor any Significant Subsidiary has received any written notice, demand, letter, claim or request for information alleging that Fort James or any of its subsidiaries may be in violation of, or liable under, any Environmental Law;

                           (iii) neither Fort James nor any Significant Subsidiary (A) has entered into or agreed to any consent decree or order or is subject to any judgment, decree or judicial order relating to compliance with Environmental Laws, Environmental Permits or the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of Hazardous Materials (as defined below) and, to the knowledge of Fort James, no investigation, litigation or other proceeding is pending or threatened in writing with respect thereto, or (B) is an indemnitor in connection with any threatened or asserted claim by any third-party indemnitee for any liability under any Environmental Law or relating to any Hazardous Materials; and

                           (iv) none of the real property owned or leased by Fort James or any Significant Subsidiary is listed or, to the knowledge of the Company, proposed for listing on the "National Priorities List" under CERCLA, as updated through the date hereof, or any similar state or foreign list of sites requiring investigation or cleanup.

         For purposes of this Agreement:

         "CERCLA" means Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended as of the date hereof.

         "Environmental Laws" means any federal, state, local or foreign statute, law, ordinance, regulation, rule, code, treaty, writ or order and any enforceable judicial or administrative interpretation thereof, including any judicial or administrative order, consent decrees, judgment, stipulation, injunction, permit, authorization, policy, opinion, or agency requirement, in each case having the force and effect of law, relating to the pollution, protection, investigation or restoration of the environment, health and safety or natural resources, including, without limitation, those relating to the use, handling, presence, transportation, treatment, storage, disposal, release,


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threatened release or discharge of Hazardous Materials or noise, odor, wetlands, pollution, contamination or any injury or threat of injury to persons or property.

         "Environmental  Permits"  means any  permit,  approval,  identification
number,   license  and  other   authorization   required  under  any  applicable
Environmental Law.

         "Hazardous Materials" means (a) any petroleum, petroleum by-products or breakdown products, radioactive materials, asbestos-containing materials or polychlorinated biphenyls or (b) any chemical, material or other substance defined or regulated as toxic or hazardous or as a pollutant or contaminant or waste under any applicable Environmental Law.

         3. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, Fort James and the Company agree to cause the Pass Through Trustee to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Pass Through Trustee, at the purchase price set forth in Schedule I hereto the principal amount of the Certificates set forth opposite each Underwriter's name in Schedule II hereto, plus any additional principal amount of Certificates which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof, except that, if Schedule I hereto provides for the sale of Certificates pursuant to delayed delivery arrangements, the respective principal amounts of Certificates to be purchased by the Underwriters shall be as set forth in Schedule II hereto less the respective amounts of Contract Securities determined as provided below. Certificates to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Certificates to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securities".

                  If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Certificates from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), [substantially in the form of Schedule III hereto but with such changes therein as the Company may authorize or approve.] The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, the percentage set forth in Schedule I hereto of the principal amount of the Certificates for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Certificates to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Certificates set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total principal amount of Certificates to be purchased by all Underwriters shall be the aggregate principal amount set forth in Schedule II hereto less the aggregate principal amount of Contract Securities.

         4. Delivery and Payment. Delivery of and payment for the Underwriters' Securities shall be made on the date and at the time specified in Schedule I hereto, which date and time may be postponed by agreement between Fort James, the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Underwriters' Securities being herein called the "Closing Date"). Delivery of the Underwriters' Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to the Pass Through Trustee by wire transfer of immediately available funds to a bank account designated by the Pass Through Trustee. Delivery of the Underwriters' Securities shall be made at such location as the Representatives shall reasonably request at least one business day in advance of the Closing Date and payment for the Certificates shall be made at the office specified in Schedule I hereto. Certificates for the Underwriters' Securities shall be registered in such names and in such denominations as the Representatives may request not less than two full business days in advance of the Closing Date. Documents required to be delivered on the Closing Date shall be delivered at the offices of [ ].

                  Fort James and the Company agree to have the Underwriters' Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

         5. Agreements. Fort James and the Company agree with the several Underwriters that:

                  (a) Fort James and the Company will use their best efforts to qualify the Pass Through Trust Agreement under the Trust Indenture Act and to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Certificates, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus (other than (i) subject to Section 5(f), any prospectus supplement relating to the offering of other securities registered under the Registration Statement and (ii) other than any document required to be filed under the Exchange Act that upon filing is deemed to be incorporated by reference therein, except for such documents required to be filed during the period from the Execution Time through the Closing Date) unless Fort James or the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, Fort James and the Company will cause the Final Prospectus, properly completed, and any supplement thereto and the Preliminary Final Prospectus to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence reasonably satisfactory to the Representatives of such timely filing. Fort James and the Company will advise the Representatives promptly after it shall receive notice or obtain knowledge thereof (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, including any Post-Effective Amendment, shall have become effective and the Pass Through Trust Agreement so qualified, (ii) when the Final Prospectus, and any supplement thereto, and any Preliminary Final Prospectus shall have been filed with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Certificates, any amendment to the Registration Statement, including any Rule 462(b) Registration Statement, shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose, (vi) of the receipt by Fort James or the Company of any notification with respect to the suspension of the qualification of the Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (vii) during the period when a prospectus relating to the Certificates is required to be delivered under the Securities Act, of the mailing or the delivery to the Commission for filing by Fort James or the Company of any document to be filed pursuant to the Exchange Act. Fort James and the Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Certificates is required to be delivered under the Securities Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Securities Act or the Exchange Act, Fort James and the Company promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance.

                  (c) As soon as practicable, Fort James will make generally available to its security holders and to the Representatives an earning statement or statements of Fort James and its subsidiaries which will satisfy the provisions of Section 11(a) and Rule 158 of the Securities Act.

                  (d)  Fort  James  and  the   Company   will   furnish  to  the
         Representatives and counsel for the Underwriters, without charge, five copies of the Registration Statement

         (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. Copies of the Registration Statement and each amendment thereto, any Preliminary Final Prospectus and the Final Prospectus furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (e) Fort James and the Company will use its best efforts to qualify the Certificates for sale under the laws of such jurisdictions as the Representatives may reasonably designate, will maintain such qualifications in effect so long as required for the distribution of the Certificates, except that neither Fort James nor the Company shall be required in connection therewith to qualify as a foreign corporation, to execute a general consent to service of process in any state or to otherwise subject itself to taxation (other than stock transfer taxes) in connection with any such qualification, and will arrange for the determination of the legality of the Certificates for purchase by institutional investors.

                  (f) Except to the extent specified on Schedule I hereto, until the business date set forth on Schedule I hereto, Fort James and the Company will not, without the consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by Fort James or the Company (other than the Certificates or other securities issued in the ordinary course of business).

         6. Conditions to the Obligations of the Underwriters. The obligations of the underwriters to purchase the Underwriters' Securities shall be subject to the accuracy of the representations and warranties on the part of Fort James and the Company contained herein as of the Execution Time and Closing Date, to the accuracy of the statements of Fort James and the Company made in any Certificates pursuant to the provisions hereof, to the performance of Fort James and the Company of its obligations hereunder and to the following additional conditions:

                  (a) The Registration Statement has become effective and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b).

                  (b) Fort James and the Company, shall have furnished to the Representatives an opinion of counsel for Fort James and the Company, dated the Closing Date, to the effect that:

                           (i) Each of Fort James and the  Company has been duly
                  organized and is validly existing and in good standing under the laws of the Commonwealth of Virginia; each of the Significant Subsidiaries (except for Fort James N.V., as to which you are receiving the opinion of Debrauw Blackstone Westbroek dated February 19, 1998 (the "Debrauw Opinion")) has been duly organized and is validly existing and, if
                  applicable,   in  good   standing   under   the  laws  of  the
                  jurisdiction of its incorporation; Fort James and each Significant Subsidiary (except for Fort James N.V., as to which you are receiving the Debrauw Opinion) has corporate power and authority to conduct its business as described in the Final Prospectus; Fort James and each Significant Subsidiary (other than Fort James N.V., as to which you're receiving the Debrauw Opinion) is, if applicable, duly qualified to do business and is, if applicable, in good standing in each jurisdiction in which it owns or leases a material amount of real property;

                           (ii) The  authorized  capital stock of the Company is
                  as set forth in the Final Prospectus; and the Certificates conform to the description thereof contained in the Final Prospectus;

                           (iii) The Pass Through Trust Agreement and the Certificates have been duly authorized; the Pass Through Trust Agreement has been duly qualified under the Trust Indenture Act; the Pass Through Trust Agreement has been executed and delivered by the Pass Through Trustee and constitutes a valid and legally binding obligation of the Pass Through Trustee enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Certificates have been duly executed, issued and delivered by the Pass Through Trustee as provided in the Pass Through Trust Agreement and when the Certificates have been duly delivered and paid for by the Underwriters pursuant to this Agreement, in the case of Underwriters Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of any Contract Securities, the Certificates will constitute valid and legally binding obligations of the Pass Through Trustee entitled to the benefits of the Pass Through Trust Agreement and enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                           (iv) All of the  outstanding  shares of capital stock
                  of the Significant Subsidiaries (except for Fort James N.V., as to which you are receiving the Debrauw Opinion) have been duly authorized and validly issued, are fully paid and non-assessable and are owned beneficially, directly or indirectly, (except as otherwise stated in the Final Prospectus) by the Company subject to no perfected mortgage, pledge, lien, encumbrance, charge or adverse claim and, to the knowledge of such counsel, any other mortgage, pledge, lien, encumbrance, charge or adverse claim;

                           (v) Such counsel has been advised by the staff of the
                  Commission that the Registration Statement has become effective under the Securities Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the
                  Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and to the best knowledge of such counsel no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been issued and no proceeding for that purpose has been instituted or, to the knowledge of such counsel, threatened under the Securities Act;

                           (vi) The Registration  Statement,  including any Rule
                  462(b) Registration Statement, and the Final Prospectus, and any amendment or supplement thereto (other than the financial statements and other financial data therein, as to which such counsel need express no opinion), comply as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules of the Commission thereunder;

                           (vii) The descriptions in the Registration  Statement
                  and the Final Prospectus of statutes, legal and governmental proceedings, contracts and other documents are accurate in all material respects and fairly represent the information required to be shown; and such counsel does not know of any statutes or legal proceedings required to be described as required, or of any contracts or documents of a character required to be described in the Registration Statement or Final Prospectus (or required to be filed under the Exchange Act if upon such filing they would be incorporated, in whole or in part, by reference therein) or to be filed as exhibits to the Registration Statement that are not described and filed as required;

                           (viii) This Agreement, any Delayed Delivery Contracts, the Pass Through Trust Agreement, the Parent Guaranty and each other Operative Document have been duly authorized, executed and delivered by Fort James and/or the Company, as the case may be, and constitute a valid and legally binding agreement of Fort James and/or the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general equity principles, and except that rights to indemnification or contribution may be limited by Federal or State securities laws or public policy relating thereto; Fort James and/or the Company's execution, delivery and performance of this Agreement, any Delayed Delivery Contracts, the Certificates, the Pass Through Trust Agreement, the

                  Parent Guaranty and each other Operative Document, or the consummation of the transactions herein contemplated and Fort James and/or the Company's compliance with its obligations under this Agreement, the Pass Through Trust Agreement, the Parent Guaranty, and each other Operative Document to which Fort James and/or the Company is or is to be a party, and the Certificates, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any agreement or instrument known to such counsel to which Fort James or any Significant Subsidiary is a party or by which it is bound or to which any of the property of Fort James or any Significant Subsidiary is subject, Fort James' or any Significant Subsidiary's Articles of Incorporation, as amended to date, or by-laws, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over Fort James Company or any Significant Subsidiary or any of their respective properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement or in any Delayed Delivery Contract, except such as have been obtained under the Securities Act or the Trust Indenture Act and such as may be required under state Certificates laws in connection with the purchase and distribution of such Certificates by the Underwriters; provided that no opinion is called for with respect to any such consent, approval, authorization or order required to be obtained under the Securities Act or the Trust Indenture Act that have been obtained or as may be required under state Certificates laws or Blue Sky Laws of the various states. The form of the Pass Through Trust Agreement, the Parent Guaranty and each other Operative Document filed as an exhibit to the Registration Statement conforms to the descriptions thereof contained in the Prospectus in all material respects;

                           (ix) Assuming that the Certificates have been duly and validly authorized, executed and authenticated in accordance with the Pass Through Trust Agreement and have been duly issued and delivered to and paid for by the Underwriter, the holders of the Certificates are entitled to the benefits of the Pass Through Trust Agreement;

                           (x)  The  statements  in  the  Prospectus  under  the
                  caption "Certain Federal Income Tax Consequences" to the extent that they constitute matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are correct in all material respects and such counsel is of the opinion ascribed to it in the Prospectus under the caption "Federal Income Tax Consequences";

                           (xi) Based upon current  law, the Pass Through  Trust
                  for federal income tax purposes should be classified as a grantor trust under subpart E, Part I of Subchapter J of the Internal Revenue Code of 1986, as amended, and each

                  Certificate holder should be treated as the beneficial owner of a pro rata undivided interest in each Secured Note and any other property held in the Pass Through Trust; and

                           (xii) The Pass Through Trust  Agreement has been duly
                  qualified under the Trust Indenture Act.

                  Such counsel shall also state that: they have no reason to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus at the time the Final Prospectus is issued or at the Closing Date includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the documents from which information is incorporated by reference in the Final Prospectus, when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act and of the Exchange Act, as applicable; it being understood that such counsel need express no opinion as to (i) the financial statements or other financial information included in any of the documents mentioned in this sentence or (ii) the Statement of Eligibility on Form T-1 of the Pass Through Trustee.

                  References to the Final Prospectus in this paragraph (e) include any supplements thereto at the Closing Date.

                  (f) The Representatives shall have received the opinion of Richards, Layton & Finger, counsel to [Wilmington Trust Company] in its individual capacity ("Wilmington Trust") and in its capacity as the Pass Through Trustee, to the effect that:

                           (i) The  Certificates  have  been  duly  and  validly
                  authorized, executed and authenticated in accordance with the Pass Through Trust Agreement and have been duly issued and delivered to, and, assuming that the Certificates have been paid for by, the Underwriter, the Certificates constitute valid obligations of the Pass Through Trust entitling the Certificateholders to the benefits of the Pass Through Trust Agreement;

                           (ii) [Wilmington Trust] is a banking corporation duly
                  incorporated and validly existing in good standing under the laws of the State of [Delaware], and has the corporate power and authority under the laws of the State of [Delaware], individually or as Pass Through Trustee, as the case may be, to execute, deliver and perform the Pass Through Trust Agreement and the Participation Agreement;

                           (iii) Assuming the Pass Through Trustee has duly authorized, executed and delivered the Pass Through Trust Agreement, the Pass Through Trust Agreement constitutes a legal, valid and binding obligation of the Company enforceable against Fort James and/or the Company in accordance with its terms, except as enforcement thereof may be limited by (i) bankruptcy, insolvency, moratorium, receivership, fraudulent conveyance and similar laws relating to or affecting the rights and remedies of creditors generally and (ii) principles of equity (regardless of whether enforcement is considered in a proceeding in equity or law);

                           (iv) [Wilmington  Trust] or the Pass Through Trustee,
                  as the case may be, has duly authorized, executed and delivered the Pass Through Trust Agreement and the Participation Agreement and the Pass Through Trust Agreement constitutes a legal, valid and binding obligation of [Wilmington Trust] or the Pass Through Trustee, as the case may be, enforceable against [Wilmington Trust] or the Pass Through Trustee, as the case may be, in accordance with its terms, except as enforcement thereof may be limited by (i) bankruptcy, insolvency, moratorium, receivership, fraudulent conveyance and similar laws relating to or affecting the rights and remedies of creditors generally and (ii) principles of equity (regardless of whether enforcement is considered in a proceeding in equity or law);

                           (v) Neither the execution,  delivery and  performance
                  by [Wilmington Trust] or the Pass Through Trustee, as the case may be, of the Pass Through Trust Agreement and the Participation Agreement, nor the authentication by the Pass Through Trustee of the Certificates is in violation of the charter or by-laws of [Wilmington Trust] or of any law, governmental rule or regulation of the State of Delaware or the United States governing the banking or trust powers of [Wilmington Trust] or, to our knowledge, of any indenture, mortgage, bank credit agreement, note or bond purchase agreement, long-term lease, license or other agreement or instrument to which it is a party or by which it is bound or to our knowledge of any judgment or order applicable to [Wilmington Trust] or the Pass Through Trustee;

                           (vi) Neither the  authorization,  consent or approval
                  of, the giving of notice to or registration with, nor the taking of any other action in respect of, any governmental authority or agency of the State of Delaware or the United States governing the banking or trust powers of [Wilmington Trust] is required for the execution, delivery or performance by the Pass Through Trustee or [Wilmington Trust], as the case may be, of the Pass Through Trust Agreement or Participation Agreement; and

                           (vii) Assuming that (A) the assets are not used in the State of Delaware and are not physically located in the State of Delaware at the commencement or termination of, or during the term of, the Leases, (B) in connection with any sale of the Assets, the Assets will not be physically delivered in the State of Delaware and are not shipped from a point within the State of Delaware to a buyer, and (C) the Pass Through Trust will not be taxable as a corporation, but, rather will be classified as a grantor trust under subpart E, Part I of Subchapter J of the Code for federal income tax purposes, and
                  (D) the  Depository  Trust  Company  is the  Certificateholder
                  holding the Certificates as custodian on behalf of the Certificate Owners, then under existing Delaware law as of the date hereof (i) the Pass Through Trust will not be classified as an association taxable as a corporation for purposes of franchise and income taxation by the State of Delaware or any political subdivision thereof; (ii) a Certificateholder will be treated as owners of an undivided interest in the assets of the Pass Through Trust for purposes of franchise and income taxation by the State of Delaware and any political subdivision thereof; (iii) the Pass Through Trust will not be subject to taxation or any other governmental fee or charge by the State of Delaware or any political subdivision thereof; and (iv) neither the Secured Notes nor the Pass Through Certificates will be subject to ad valorem taxation or any other tax on intangible property by the State of Delaware or any political subdivision thereof; (v) neither the delivery of the Secured Notes to the Pass Through Trust nor the acquisition, ownership or disposition of the interest of any Certificateholder in any Pass Through Certificate will be subject directly or indirectly to any sales, use or transfer taxes imposed by the State of Delaware or any political subdivision thereof; and (vi) a Certificateholder and Certificate Owner will not be subject to taxation or any governmental fee or charge by the State of Delaware or any political subdivision thereof, if the Certificateholders or Certificate Owners are not residents of the State of Delaware, or otherwise subject to any tax, governmental charge or fee imposed by the State of Delaware or any political subdivision thereof.

                  (g) The Representatives shall have received from Shearman & Sterling, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Certificates, the Pass Through Trust Agreement, the Guaranty, each other Operative Document to which Fort James and/or the Company is, or is to be a party, any Delayed Delivery Contracts, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and such counsel shall have received such papers and information as they request for the purpose of enabling them to pass upon such matters.

                  (h) Fort James and the Company shall have furnished to the Representatives a certificate or certificates of Fort James and the Company, signed by the Chairman, Chief Executive Officer, an Executive Vice President, a Senior Vice President or a Vice President and by the principal financial or accounting officer or treasurer of each Fort James and the Company, dated the Closing Date, to the effect that, to the best of their knowledge, based upon reasonable investigation:

                           (i) the  representations and warranties of Fort James
                  and the Company in this Agreement are true and correct, as if made at and as of the Closing Date, and Fort James and the Company has complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order  suspending the  effectiveness  of
                  the Registration Statement has been issued, and no proceeding for that purpose has been instituted or is threatened, by the Commission; and

                           (iii) since the date of the most recent financial statements included in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change or development involving a prospective material adverse change in the condition (financial or other), earnings, business or properties of Fort James and the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                  (i) At the Execution Time and on the Closing Date, PricewaterhouseCoopers LLP shall have furnished to the Representatives a letter or letters, dated as of the Execution Time and the Closing Date, in form and substance satisfactory to the Representatives, which confirms that they are independent certified public accountants with respect to Fort James within the meaning of the Securities Act and containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and Final Prospectus.

                  (j) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of either Fort James' or the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purpose of Rule 436(g) under the Securities Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                  (k) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  (l) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Certificates arranged by the Underwriters have been approved by the Company.

         If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to Fort James and the Company in writing or by telephone or fax confirmed in writing.

         7. Expenses. Whether or not any sale of the Certificates is consummated
(a) Fort James will pay, or cause the Owner Trustee to pay, all expenses incident to the performance of its obligations under this Agreement and the Pass Through Trust Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto (including any post-effective amendment thereto), (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters to which Fort James or the Company is a party, the Pass Through Trust Agreement, the Guaranty and each of the Operative Documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Certificates, (iii) the preparation, issuance and delivery of the Certificates to the Underwriters, (iv) the fees and disbursements of Fort James' and the Company's counsel, accountants and other advisors, (v) the qualification of the Certificates under securities laws in accordance with the provisions of Section 5(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each Preliminary Final Prospectus and of the Final Prospectus and any amendments or supplements thereto, (vii) the reasonable fees and expenses of the Pass Through Trustee, including the fees and disbursements of counsel for the Pass Through Trustee in connection with the Pass Through Trust Agreement and the Certificates, (viii) any fees payable in connection with the rating of the Certificates, and (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by the National Association of Certificates Dealers, Inc. (the "NASD") of the terms of the sale of the Certificates, which in the case of this paragraph (ix), shall be paid by the Owner Trustee.

                  (b) If the sale of the Certificates provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of Fort James or the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, Fort James and the Company jointly and severally will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Certificates.

         8. Indemnification and Contribution. (a) Fort James and the Company jointly and severally agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act as follows: (i) against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Certificates as originally filed or in any amendment thereof (including any post-effective amendment), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of any untrue statement or alleged untrue statement of a material fact included in any Preliminary Final Prospectus or the Final Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) against any and all loss, liability, claim, damage and expense whatsoever, as reasonably incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that any such settlement is effected with the written consent of Fort James and the Company in the sole discretion of Fort James and the Company; and (iii) agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that neither Fort James nor the Company will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in reliance upon and in conformity with written information furnished to Fort James or the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation thereof; and provided further that neither Fort James nor the Company shall be liable in any such case to any such Underwriter to the extent that any such loss, claim, damage or liability results from the fact that such Underwriter sold Certificates to a person to whom there was not given or sent, at or prior to the written confirmation of such sale, a copy of the Final Prospectus, as then amended or supplemented (excluding the documents incorporated by reference therein) if Fort James or the Company has previously furnished copies thereof to such Underwriter and has otherwise complied with Section 5(b), and if Fort James and the Company has sustained the burden of proof that, with respect to statements or omissions, other than those made in reliance upon and in conformity with written information furnished to Fort James or the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation of the documents referred to in the foregoing indemnity, such

Final Prospectus, or any amendment or supplement thereto (including the documents incorporated by reference therein) corrected the untrue statement or alleged untrue statement or omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or alleged omission giving rise to such loss, claim, damage or liability. This indemnity agreement will be in addition to any liability which Fort James or the Company may otherwise have.

         (b) Each Underwriter severally agrees to indemnify and hold harmless Fort James and the Company, each of their directors, each of their officers who signs the Registration Statement, and each person who controls Fort James or the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from Fort James or the Company to each Underwriter, but only with respect to untrue statements or omissions, or alleged untrue statements of a material fact required to be stated therein or necessary to make the statements therein not misleading or omissions made in the documents referred to in the foregoing indemnity in reliance on and in conformity with written information relating to such Underwriter furnished to Fort James or the Company by or on behalf of such Underwriter through the Representatives specifically for use in connection with the preparation of the documents referred to in the foregoing indemnity, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

         (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof, but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification and reimbursement obligations provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party and any others the indemnifying party may designate in such proceeding in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including not more than two local counsels), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize in writing the indemnified party to employ separate counsel at the expense of the indemnifying party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, Fort James, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which Fort James, the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by Fort James, the Company and by the Underwriters from the offering of the Certificates; provided, however, that no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Certificates underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. If the allocation provided by the immediately preceding sentence is unavailable for any reason, Fort James, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of Fort James, the Company and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by Fort James or the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Pass Through Trustee, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Fort James or the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Fort James, the Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder (other than under this paragraph (d)) or otherwise. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls Fort James or the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of Fort James or the Company who shall have signed the Registration Statement and each director of Fort James or the Company shall have the same rights to contribution as Fort James or the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

         The Underwriters' respective obligations to contribute pursuant to this Section are several in proportion to the principal amount of Certificates set forth opposite their respective names in Schedule II hereto and not joint.

         9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Certificates agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Certificates set forth opposite their names in Schedule II hereto bears to the aggregate amount of Certificates set forth opposite the names of all the remaining Underwriters) the Certificates which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Certificates which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Certificates set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Certificates, and if such nondefaulting Underwriters do not purchase all the Certificates, this Agreement will terminate without liability to any nondefaulting Underwriter, Fort James or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected.

Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to Fort James or the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

         10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to Fort James and the Company prior to delivery of and payment for the Certificates, if after the Execution Time and prior to such time (a) (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Final Prospectus, a material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of Fort James and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Certificates, or (iii) if trading in any securities of Fort James or the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the NASDAQ National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or
(iv) if a banking moratorium has been declared by either federal or New York authorities; and (b) in the case of any of the events specified in clauses
(a)(i) through (iv), such event singly or together with any other such event makes it in your judgment, impracticable to market the Certificates on the terms and in the manner contemplated in the Prospectus.

         11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of Fort James, the Company or their officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, Fort James or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Certificates. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

         12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telecopied and confirmed to them, at the address specified in
Schedule I hereto; or, if sent to Fort James, will be mailed, delivered or telegraphed and confirmed to it at 1650 Lake Cook Road, Deerfield, Illinois 60015- 4753, telefax number (847) 317-5479, attention of the Senior Vice President and General Counsel; or if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at c/o Fort James Corporation, 1650 Lake Cook Road, Deerfield, Illinois 60015-4753, telefax number (847) 317-5479, attention of the Senior Vice President and General Counsel.

         13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

         In all dealings with Fort James and the Company under this Agreement, you shall act on behalf of each of the several Underwriters, and any action under this Agreement taken by you or by any one of you designated in Schedule II hereto will be binding upon all the Underwriters.

         14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among Fort James, the Company and the several Underwriters. Alternatively, the execution of this Agreement by Fort James and the Company and its acceptance by or on behalf of the Underwriters may be evidenced by an exchange of telecopied or other written communications.


                                     Very truly yours,

                                     Fort James Operating Company


                                     By: _____________________________
                                     Title:


                                     Fort James Corporation


                                     By: _____________________________
                                     Title:



The  foregoing  Agreement
is  hereby  confirmed  and  accepted
as of the  date specified in
Schedule I hereto.

The  Representatives  named in  Schedule I hereto of the  Underwriters  named in
Schedule II hereto.


By:      [Morgan Stanley & Co. Incorporated]

By:      __________________________________________
         Authorized Signatory

For  themselves  and as
Representatives  of the  other
Underwriters,  named in
Schedule II to the
foregoing Agreement.

                                   SCHEDULE I


Underwriting Agreement dated:

Registration Statement No. 333-63905

Representatives:

Title, Purchase Price and Description of Certificates:

         Title:

         Principal amount:

         Interest:

         Purchase price (including accrued interest, if any):

                       (i)    to Underwriters:

                      (ii)    to Public:

         Other provisions:

Closing Date, Time and Location:

         (i)                  Office for Checking Certificates:

         (ii)                 Office for Payment of Certificates:

         (iii)                Date and Time of Closing:

Type of offering:

Delayed Delivery arrangements:   None

         Fee:

         Minimum principal amount of each contract:

         Maximum aggregate principal amount of all contracts:

Date referred to in Section 5(f) after which the Company may offer or sell debt securities issued or guaranteed by the Company without the consent of the Representatives:

Modification of Section 5(f): The parties agree that the term debt securities does not include, among other items, bank loans, commercial paper, bid notes, money market notes, any debt securities with a maturity of less than two years, leveraged sale leasebacks and letter of credit arrangements

                                   SCHEDULE II




                                   Principal Amount of
                                   [interest rate] Pass
                                   Through Trust
                                   Certificates, Series
                                   1998-A to
Underwriters                       be Purchased



                                   $




Total





Total Underwriters:





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